First Quarter 2014 Results

APRIL 22, 2014

SYNOVUS®

Forward-looking Statements and Use of Non-GAAP Financial Measures

Forward Looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, (1) our expectations on credit trends and key credit metrics, including credit costs, future NPL inflows, and overall NPL levels; (2) expectations on future loan growth; (3) expectations on net interest margin; (4) expectations on mortgage banking income and other non-interest income; (5) expectations regarding adjusted non-interest expense levels and the impact of our ongoing efficiency initiatives and further cost savings; (6) the expected impact of Basel III on our capital ratios; (7) expectations regarding future growth; and (8) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this report. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2013 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: pre-tax, pre-credit costs income; the ratio of pre-tax, pre-credit costs income to risk weighted assets; adjusted non-interest income; adjusted non-interest expense, 1Q14 loan growth excluding the impact from the Memphis transaction, core deposits, core deposits excluding the impact from the Memphis transaction, core deposits excluding time deposits and the impact from the Memphis transaction, total deposits excluding the impact from the Memphis transaction, the Tier 1 common equity ratio; the estimated Tier 1 common equity ratio under final Basel III rules; and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are income before income taxes; the ratio of net income to average total assets, total non-interest income, total non-interest expense, net sequential quarter total loan growth; total deposits; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. Pre-tax, pre-credit costs income and pre-tax, pre-credit costs income to risk weighted assets are measures used by management to evaluate core operating results exclusive of credit costs as well as certain income/expenses. Adjusted non-interest income is a measure used by management to evaluate non-interest income exclusive of net investment securities gains and other non-recurring income items. Adjusted non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. 1Q14 loan growth excluding the impact from the Memphis transaction is a measure used by management to evaluate organic loan growth. Core deposits, core deposits excluding the impact from the Memphis transaction, core deposits excluding time deposits and the impact from the Memphis transaction, and total deposits excluding the impact from the Memphis transaction are measures used by management to evaluate organic growth of deposits and the quality of deposits as a funding source. The Tier 1 common equity ratio, the estimated Tier 1 common ratio under final Basel III rules, and the tangible common equity to tangible assets ratio are used by management to assess the strength of our capital position. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

1Q14 Highlights

- Net income available to common shareholders of $45.9 million or $0.05 per diluted common share
- Total reported loans grew $101.2 million sequentially or 2.0%[2]
  - Total loans excluding the impact from the Memphis transaction[1] grew $190.8 million or 3.9%[2] vs. 4Q13
- Continued broad-based improvement in credit quality
  - NPL ratio declined to 1.91% from 2.08% in 4Q13 and 2.65% in 1Q13
  - Credit costs totaled $17.6 million, a decline of 21.1% vs. 4Q13 and down 64.2% from a year ago
- All capital ratios increased during the quarter
  - Tier 1 common equity ratio increased to 10.24%, up 31 b.p.s vs. 4Q13

(in thousands, except per share data)	1Q14	4Q13	1Q13
Net interest income	$200,514	$204,331	$199,814
Adjusted non-interest income[1]	63,062	59,808	64,676
Adjusted non-interest expense[1]	167,060	167,884	163,804
Pre-tax, pre-credit costs income[1]	96,516	96,255	100,686
Investment securities gains, net	1,331	373	45
Credit costs[3]	17,639	22,349	49,291
Litigation loss contingency expense	-	10,000[4]	-
Restructuring charges	8,577	3,770	4,850
Visa indemnification charges	396	799	37
Gain from Memphis transaction, net[5]	5,789	-	-
Income before taxes	77,024	59,710	46,553
Income tax expense	28,608	21,130	16,979
Dividends and accretion of discount on preferred stock	2,559	2,730	14,776
Net income available to common shareholders	$45,857	$35,850	$14,798
Diluted net income per common share	$0.05	$0.04	$0.02
Average diluted common shares outstanding	976,527	975,933	910,835

(1) Non-GAAP financial measure; see appendix
(2) Annualized
(3) Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of foreclosed real estate expense, net.
(4) Consists of loss contingency accruals with respect to outstanding legal matters. Amounts for other quarters are not disclosed separately as amounts are not material.
(5) Consists of gain, net of associated costs, from the sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee operations of Trust One Bank, a division of Synovus Bank.

Total loans grew $101.2 million or 2.0%[1] sequentially; up 3.9%[1][2] excluding impact from Memphis transaction



(dollars in billions)
Total Loans
$19.37
$9.53
$3.42
$6.42
50%
17%
33%
$20.06
$9.96
$3.64
$6.46
$20.16
$10.05
$3.63
$6.48
50%
18%
32%
1Q13
4Q13
1Q14
(in millions)
CRE
Retail
C&I
Sequential quarter reported total loan growth (decline):
($173.8)
$346.2
$101.2

- 1Q14 reported sequential quarter loan growth of $101.2 million or 2.0%[1]
- Total loans excluding the impact from the Memphis transaction[2] grew $190.8 million or 3.9%[1] vs. 4Q13
- Strong 1Q14 loan growth in key markets including Atlanta, Tampa, Jacksonville, Orlando, and Charleston
- Talent acquisitions in high opportunity markets are reaping results
- Pipeline and economic outlook in footprint support projected 4-5% annual loan growth in 2014

(1) Annualized
(2) Non-GAAP financial measure; see appendix.

Improved core deposits[(1)] mix


Core Deposits(1)
(dollars in billions)
$21
$14
$7
$0
$19.23
$3.48
$4.47
$6.13
$5.15
18%
82%
$19.78
$3.50
$4.57
$6.07
$5.64
$19.58
$3.22
$4.47
$6.02
$5.87
16%
84%
1Q13
4Q13
1Q14
Non-interest Bearing
Money Market
NOW/Savings
Time

- Core deposits[(1)] decreased $197.8 million vs. 4Q13
- Core deposits excluding the impact from the Memphis transaction[(2)] flat vs. 4Q13
  - Core deposits excluding time deposits and the impact from the Memphis transaction[(2)] increased $232.5 million or 5.8%[(3)] vs. 4Q13
- Total deposits of $20.95 billion increased $74.1 million or 1.4%[(3)] vs. 4Q13; total deposits excluding the impact from the Memphis transaction[(2)] increased $265.4 million or 5.2%[(3)] from 4Q13

(1) Core deposits represent total deposits less brokered deposits. Non-GAAP financial measure; see appendix.
(2) Non-GAAP financial measure; see appendix.
(3) Annualized

Net interest margin of 3.39%, up 1 basis point vs. 4Q13

(dollars in millions)



$199.8
$204.3
$200.5
3.43%
3.38%
3.39%
1Q13
4Q13
1Q14
Net Interest income
Net Interest Margin

- NIM of 3.39%, up 1 basis point vs. 4Q13
  - Yield on earning assets of 3.86%, up 1 basis point from 4Q13
  - Effective cost of funds of 47 basis points, unchanged from 4Q13
- Net interest income decreased $3.8 million vs. 4Q13 due to lower day count
- Expect slight downward pressure on NIM during remainder of 2014
  - Positioned to benefit from potential rate increases

Adjusted non-interest income[1] increased $3.3 million vs. 4Q13

- 1Q14 adjusted non-interest income[1] was $63.1 million, a $3.3 million increase from 4Q13
  - Increase driven by $3.1 million gain on branch property sale
  - Core banking fees[2] of $31.2 million down $880 thousand from 4Q13, driven by seasonality in NSF and bankcard fees
  - Mortgage banking income increased $599 thousand vs. 4Q13
    - Expect mortgage revenue during remainder of 2014 to be relatively stable to increasing from 1Q14 run rate due to continued benefits from strategic talent additions

(in thousands)	1Q14	1Q14 vs. 4Q13 % Change	1Q14 vs. 1Q13 % Change
Service charges on deposit accounts	$19,214	(2.2%)	(1.6%)
Fiduciary and asset management fees	11,033	0.5%	0.6%
Brokerage revenue	6,213	(1.5%)	(18.2%)
Mortgage banking income	3,511	20.6%	(49.2%)
Bankcard fees	7,518	(5.8%)	6.4%
Investment securities gains, net	1,331	nm	nm
Other fee income	4,863	(20.4%)	(11.4%)
Private equity investments (losses) gains, net	(250)	(88.1%)	2.7%
Other non-interest income	10,960	37.3%	48.5%
Gain from Memphis transaction, net	5,789	nm	nm
Total non-interest income	**$70,182**	**16.6%**	**8.4%**
Adjusted non-interest income[1]	**$63,062**	**5.4%**	**(2.5%)**

(1) Non-GAAP financial measure; see appendix
(2) Include service charges on deposit accounts, bankcard fees, letter of credit fees, gains (losses) on SBA sales, line of credit non-usage fees, and miscellaneous other service charges

Continued focus on expense management



(dollars in millions)
$182.3
$163.8
$181.2
$167.8
$187.3
$171.0
$190.7
$167.9
$184.2
$167.1
Total Non-interest Expense
Adjusted Non-interest Expense*
1Q13
2Q13
3Q13
4Q13
1Q14
Headcount:
4,794
4,753
4,725
4,696
4,646

- Adjusted 1Q14 non-interest expense* was $167.1 million, down $824 thousand vs. 4Q13
  - Headcount down 1.1% vs. 4Q13 and down 3.1% vs. 1Q13
- Implementation of new expense savings initiatives of approximately $30 million is underway
  - Savings expected to be offset by investments in talent, technology, and marketing

* Excluding litigation loss contingency expense in 4Q13, Visa indemnification charges, restructuring charges, and credit costs. Non-GAAP financial measure; see appendix.

Continued broad-based improvement in credit quality; credit costs and net charge-offs decreased significantly



Credit Costs(1)
(dollars in millions)
$60
$40
$20
$0
$49
$13
$36
$24
$11
$13
$22
$15
$7
$22
$8
$14
$18
$8
$10
1Q13
2Q13
3Q13
4Q13
1Q14
Provision for Loan Losses
Other Credit Costs



Net Charge-offs(2)
$60
$40
$20
$0
1.18%
$57
0.61%
$30
0.47%
$23
0.51%
$25
0.30%
$15
1Q13
2Q13
3Q13
4Q13
1Q14

(1) Consist of provision for loan losses plus other credit costs. Other credit costs consist primarily of foreclosed real estate expense, net.
(2) As a % of average total loans, annualized

NPL inflows and NPLs continued to decline; expect further improvement throughout 2014


NPL Inflows
(dollars in millions)
$90
$60
$30
$0
$84
$67
$47
$41
$35
1Q13
2Q13
3Q13
4Q13
1Q14


Total NPLs*
$575
$383
$192
$0
2.65%
$513
2.47%
$483
2.29%
$451
2.08%
$416
1.91%
$384
1Q13
2Q13
3Q13
4Q13
1Q14

* Excludes impaired loans held-for-sale

Strong capital ratios

	1Q13	4Q13	1Q14
Tier 1 common equity ratio[1]	8.93 %	9.93	**10.24**[2]
Tier 1 capital ratio	13.50	10.54	**10.85**[2]
Total risk-based capital ratio	16.45	13.00	**13.31**[2]
Leverage ratio	11.27	9.13	**9.46**
Tangible common equity ratio[1]	9.89 %	10.68	**10.78**

- 1Q14 Tier 1 common equity ratio under Basel III estimated at 10.03%[1][2][3]

(dollars in millions)	1Q13	4Q13	1Q14
Disallowed deferred tax asset	$687.0	618.5	**579.5**
As a % of risk-weighted assets	3.24%	2.77	**2.59**

(1) Non-GAAP financial measure; see appendix
(2) Preliminary
(3) Basel III impact is based on management's interpretation of the regulation and is subject to change.

Appendix

Non-interest Income

(dollars in thousands)	1Q14	4Q13	1Q13	1Q14 vs. 4Q13 % Change	1Q14 vs. 1Q13 % Change
Service charges on deposit accounts	$19,214	$19,647	$19,521	(2.2%)	(1.6%)
Fiduciary and asset management fees	11,033	10,978	10,971	0.5%	0.6%
Brokerage revenue	6,213	6,307	7,594	(1.5%)	(18.2%)
Mortgage banking income	3,511	2,913	6,917	20.6%	(49.2%)
Bankcard fees	7,518	7,979	7,064	(5.8%)	6.4%
Investment securities gains, net	1,331	373	45	nm	nm
Other fee income	4,863	6,106	5,487	(20.4%)	(11.4%)
Private equity investments (losses) gains, net	(250)	(2,108)	(257)	88.1%	2.7%
Other non-interest income	10,960	7,986	7,379	37.3%	48.5%
Gain from Memphis transaction, net	5,789	-	-	nm	nm
Total non-interest income	**$70,182**	**$60,181**	**$64,721**	**16.6%**	**8.4%**
Adjusted non-interest income*	**$63,062**	**$59,808**	**$64,676**	**5.4%**	**(2.5%)**

* Non-GAAP financial measure
nm - not meaningful

Non-interest Expense

(dollars in thousands)	1Q14	4Q13	1Q13	1Q14 vs. 4Q13 % Change	1Q14 vs. 1Q13 % Change
Salaries and other personnel expense	$93,445	$91,962	$93,917	1.6%	(0.5%)
Net occupancy and equipment expense	26,056	26,314	24,167	(1.0%)	7.8%
FDIC insurance and other regulatory fees	9,719	8,699	8,480	11.7%	14.6%
Foreclosed real estate expense, net	5,681	5,064	10,940	12.2%	(48.1%)
Other credit costs	2,447	3,221	2,655	(24.0%)	(7.8%)
Professional fees	7,677	9,854	7,095	(22.1%)	8.2%
Third-party services	10,097	9,689	9,929	4.2%	1.7%
Restructuring charges	8,577	3,770	4,850	127.5%	76.8%
Visa indemnification charges	396	799	37	(50.4%)	nm
Litigation loss contingency expense(1)	-	10,000	-	nm	nm
Other operating expenses	20,066	21,366	20,215	(6.1%)	(0.7%)
Total non-interest expense	**$184,161**	**$190,738**	**$182,285**	**(3.4%)**	**1.0%**
Adjusted non-interest expense(2)	**$167,060**	**$167,884**	**$163,803**	**(0.5%)**	**2.0%**

(1) Consists of loss contingency accruals with respect to outstanding legal matters. Amounts for other quarters are not disclosed separately as amounts are not material.
(2) Excluding litigation loss contingency expense in 4Q13, Visa indemnification charges, restructuring charges and credit costs. Non-GAAP financial measure.
nm - not meaningful

Pre-tax, Pre-credit Costs Income[1]

(dollars in millions)



$100.7
$98.0
$95.4
$96.3
$96.5
1Q13
2Q13
3Q13
4Q13
1Q14

1Q14 vs. 4Q13 Key Drivers
(in millions)
-net interest income ↓ $3.8
-adjusted non-interest income [1] ↑$3.2
-adjusted non-interest expense[1] ↓$0.8

	1Q13	2Q13	3Q13	4Q13	1Q14
Income before income taxes	$47	$73	$73	$60	$77
Add: Provision for losses on loans	36	13	7	14	10
Add: Other credit costs[2]	13	11	15	8	8
Add: Restructuring charges	5	2	1	4	9
Add: Visa indemnification charges	-	-	-	1	-
Add: Litigation loss contingency expense[3]	-	-	-	10	-
Subtract: Investment securities gains, net	-	(1)	(1)	-	(1)
Subtract: Gain from Memphis transaction, net	-	-	-	-	(6)
Pre-tax, pre-credit costs income [1]	**$101**	**$98**	**$95**	**$96**	**$97**
Pre-tax, pre-credit costs income/risk-weighted assets (RWA) [1][4]	**1.9%**	**1.8%**	**1.8%**	**1.7%**	**1.7%[5]**

(1) Non-GAAP financial measure.
(2) Other credit costs consist primarily of foreclosed real estate expense, net.
(3) Consists of loss contingency accruals with respect to outstanding legal matters. Amounts for other quarters are not disclosed separately as amounts are not material.
(4) Annualized
(5) Preliminary

Improving Loan Portfolio Risk Distribution

(dollars in millions)

Risk Category	4Q13	1Q14	1Q14 vs. 4Q13 Change
Passing Grades	$18,249	$18,535	$286
Special Mention	851	741	($110)
Substandard Accruing	542	499	($43)
Non-Performing	416	384	($32)
Total Loans*	**$20,058**	**$20,159**	**$101**

*Excludes unearned income of $28.4 million

Substandard Accruing Loans



(dollars in millions)
$700
$525
$350
$175
$0
$657
$396
$261
$610
$340
$270
$596
$307
$289
$542
$254
$288
$499
$242
$257
24% decline from 1Q13
1Q13
2Q13
3Q13
4Q13
1Q14
Other Substandard Accruing Loans
Substandard Accruing TDRs



Composition of 1Q14 Substandard Accruing Loans
18%
18%
7%
4%
53%
Investment Properties
C&I
Retail
Land
Residential

Troubled Debt Restructurings

(dollars in millions)

Composition of 1Q14 Performing TDRs

Risk Categories:



Pass
22%
$110
Special Mention
26%
$128
Substandard
52%
$257

Loan Type:



Retail
10%
Inv. Prop.
26%
Resi. Prop.
20%
Land
11%
C&I
33%

Accruing TDR Trends



$624
$635
$574
$556
$495
1Q13
2Q13
3Q13
4Q13
1Q14

- Over 98% of performing TDRs are paid current; 90-days past due TDRs total less than $1 million
- 48% of performing TDRs are rated better than substandard
- Most TDR designations are due to interest rate concessions
- Approximately 70% of performing TDRs are not residential or land-related

NPL Inflows by Portfolio Type

(in millions)	1Q13	2Q13	3Q13	4Q13	1Q14
Investment properties	$12	$13	$7	$4	$3
Residential properties/ land-related	28	24	9	8	5
Commercial and industrial	22	16	19	20	15
Retail	22	14	12	9	12
Total	**$84**	**$67**	**$47**	**$41**	**$35**

Past Dues by Portfolio Type

(dollars in millions)	30-Days + Past Due		Total Loans*
	4Q13	1Q14	1Q14
Investment properties	0.08%	0.05	$4,698
1-4 family construction	0.57	0.41	141
1-4 family investment mortgage	0.61	0.76	785
Residential development	0.46	0.75	187
1-4 family properties	0.58	0.71	1,113
Land for future development	0.20	0.55	675
Total CRE	0.18	0.22	6,486
Commercial and industrial	0.31	0.31	10,062
Retail	0.82	0.81	3,639
Total*	**0.36**	**0.37**	**$20,159**

*Excludes unearned income of $28.4 million

Net Charge-offs* by Type

(dollars in millions)

	3Q13		4Q13		1Q14	
Investment properties	$4	0.33%	$4	0.34%	$4	0.32%
1-4 family properties	3	1.07	4	1.42	1	0.22
Land for future development	-	(0.06)	-	(0.09)	1	0.83
Total CRE	7	0.42	8	0.49	6	0.36
Commercial & industrial	12	0.47	12	0.49	6	0.25
Retail	5	0.52	5	0.54	3	0.38
Total net charge-offs*	**$23**	**0.47**	**$25**	**0.51**	**$15**	**0.30**

* As a % of average total loans, annualized

Allowance for Loan Losses Coverage Trends


(dollars in millions)
1.82%
$352
1.71%
$335
1.62%
$319
1.53%
$308
1.49%
$301
97.75%
91.76%
91.84%
95.43%
100.16%
68.54%
69.27%
70.66%
73.88%
78.29%
1Q13
2Q13
3Q13
4Q13
1Q14
Allowance for Loan Losses
ALL to NPLs
ALL to NPLs (excluding NPLs for which the expected loss has been charged off)

Non-GAAP Financial Measures

The following tables illustrate the method of reconciling the non-GAAP financial measures used in this slide presentation to the most directly comparable GAAP measure.

(dollars in millions)	1Q13	2Q13	3Q13	4Q13	1Q14
Total risk-weighted assets	$21,235	$21,542	$21,736	$22,313	$22,404 [4]
Income before taxes	$47	$73	$73	$60	$77
Add: Provision for losses on loans	36	13	7	14	10
Add: Other credit costs[1]	13	11	15	8	8
Add: Restructuring charges	5	2	1	4	9
Add: Visa indemnification charges	-	-	-	1	-
Add: Litigation loss contingency expense[2]	-	-	-	10	-
Subtract: Investment securities gains, net	-	(1)	(1)	-	(1)
Subtract: Gain from Memphis transaction, net	-	-	-	-	(6)
Pre-tax, pre-credit costs income	$101	$98	$95	$96	$97
Pre-tax, pre-credit costs income/RWA[3]	1.9%	1.8%	1.8%	1.7%	1.7% [4]

(in millions)	1Q13	2Q13	3Q13	4Q13	1Q14
Total non-interest income	$65	$65	$63	$60	$70
Subtract: Investment securities gains, net	-	(1)	(1)	-	(1)
Subtract: Gain from Memphis transaction, net	-	-	-	-	($6)
Adjusted non-interest income	$65	$64	$62	$60	$63

(1) Other credit costs consist primarily of foreclosed real estate expense, net .
(2) Consists of loss contingency accruals with respect to outstanding legal matters. Amounts for other quarters are not disclosed separately as amounts are not material.
(3) Annualized
(4) Preliminary

Non-GAAP Financial Measures, continued

(in millions)	1Q13	2Q13	3Q13	4Q13	1Q14
Total non-interest expense	$182	$181	$187	$191	$184
Other credit costs[1]	(13)	(11)	(15)	(8)	(8)
Restructuring charges	(5)	(2)	(1)	(4)	(9)
Visa indemnification charges	-	-	-	(1)	-
Litigation loss contingency expense[2]	-	-	-	($10)	-
Adjusted non-interest expense	$164	$168	$171	$168	$167

	CRE	C&I	Retail	Unearned income	Total
1Q14 reported loan growth (decline)	$20.6	$89.5	($9.3)	$0.4	$101.2
Impact from the Memphis transaction	15.0	41.2	33.4	-	89.6
1Q14 loan growth excluding the impact from the Memphis transaction	$35.6	$130.7	$24.1	$0.4	$190.8

	1Q13	2Q13	3Q13	4Q13	1Q14
Total deposits	$20,561	$20,711	$20,974	$20,877	$20,951
Brokered deposits	(1,333)	(1,338)	(1,275)	(1,094)	(1,366)
Core deposits	19,228	19,373	19,699	19,783	19,585
Impact from the Memphis transaction	-	-	-	-	191
Core deposits excluding the impact from the Memphis transaction	$19,228	$19,373	$19,699	$19,783	$19,776

(1) Other credit costs consist primarily of foreclosed real estate expense, net.
(2) Consists of loss contingency accruals with respect to outstanding legal matters. Amounts for other quarters are not disclosed separately as amounts are not material.

Non-GAAP Financial Measures, continued

(dollars in millions)	1Q13	2Q13	3Q13	4Q13	1Q14
Core deposits	19,228	19,373	19,699	19,783	19,585
Time deposits	(3,482)	(3,378)	(3,570)	(3,498)	(3,220)
Impact from the Memphis transaction	-	-	-	-	152
Core deposits excluding time deposits and the impact from the Memphis transaction	**$15,746**	**$15,995**	**$16,129**	**$16,285**	**$16,517**

	1Q13	2Q13	3Q13	4Q13	1Q14
Total deposits	$20,561	$20,711	$20,974	$20,877	$20,951
Impact from the Memphis transaction	-	-	-	-	191
Total deposits excluding the impact from the Memphis transaction	**$20,561**	**$20,711**	**$20,974**	**$20,877**	**$21,142**

	1Q13	2Q13	3Q13	4Q13	1Q14
Total shareholders' equity	$3,578	$3,568	$2,932	$2,949	$2,998
Add/Subtract: Accumulated other comprehensive loss (income)	(3)	33	30	41	30
Subtract: Goodwill	(24)	(24)	(24)	(24)	(24)
Subtract: Other intangible assets, net	(5)	(4)	(4)	(3)	(2)
Subtract: Disallowed deferred tax assets	(687)	(675)	(648)	(619)	(579)
Add: Other items	7	7	6	8	8
Subtract: Series C Preferred Stock	-	-	(125)	(126)	(126)
Subtract: Series A Preferred Stock	(960)	(963)	-	-	-
Subtract: Qualified trust preferred securities	(10)	(10)	(10)	(10)	(10)
Tier 1 common equity	1,896	1,932	2,157	2,216	2,295
Risk weighted assets	21,235	21,542	21,736	22,313	22,404*
Tier 1 common equity ratio	**8.93%**	**8.97%**	**9.92%**	**9.93%**	**10.24%***

*Preliminary

Non-GAAP Financial Measures, continued

(dollars in millions)	4Q13	1Q14
Tier 1 common equity (Basel I)	$2,216	$2,295
Add: Adjustment related to capital components	50	50 *
Estimated Tier 1 common equity under final Basel III rules without AOCI	2,266	2,345 *
Estimated risk-weighted assets under the final Basel III rules	23,301	23,379 *
Estimated Tier 1 common equity ratio under final Basel III rules	9.72%	10.03% *

	1Q13	2Q13	3Q13	4Q13	1Q14
Total assets	$26,213	$26,563	$26,218	$26,201	$26,435
Subtract: Goodwill	(24)	(24)	(24)	(24)	(24)
Subtract: Other intangible assets, net	(5)	(4)	(4)	(3)	(2)
Tangible assets	$26,184	$26,535	$26,190	$26,174	$26,409
Total shareholders' equity	$3,578	$3,568	$2,932	$2,949	$2,998
Subtract: Goodwill	(24)	(24)	(24)	(24)	(24)
Subtract: Other intangible assets, net	(5)	(4)	(4)	(3)	(2)
Subtract: Series C Preferred Stock	-	-	(125)	(126)	(126)
Subtract: Series A Preferred Stock	(960)	(963)	-	-	-
Tangible common equity	$2,589	$2,577	$2,778	$2,795	$2,846
Tangible common equity to tangible assets ratio	9.89%	9.71%	10.61%	10.68%	10.78%

*Preliminary